PROXY CARD

Foresters Financial

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **www.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free (866) 796-7180 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER **123456789012**

First Investors Connecticut Tax Exempt Fund
a series of First Investors Tax Exempt Funds
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned Shareholder(s) of First Investors Connecticut Tax Exempt Fund, a series of First Investors Tax Exempt Funds (“Trust”), hereby appoint(s) E. Blake Moore Jr., Joseph Benedek, Marc Milgram, Carol Lerner Brown, and Mark Spencer (with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the First Investors Connecticut Tax Exempt Fund, First Investors Massachusetts Tax Exempt Fund,  First Investors Michigan Tax Exempt Fund, First Investors Minnesota Tax Exempt Fund, First Investors North Carolina Tax Exempt Fund, First Investors Ohio Tax Exempt Fund, First Investors Pennsylvania Tax Exempt Fund, and First Investors Virginia Tax Exempt Fund, to be held on Friday, November 30, 2018 at 9 a.m., Eastern Time, at the Trust’s office, located at 40 Wall Street, New York, New York 10005, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the First Investors Connecticut Tax Exempt Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 30, 2018: The Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus are available at: https://www.proxyonline.com/docs/FirstInvestorsTaxExempt.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-7180. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

First Investors Connecticut Tax Exempt Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that this proxy card accompanies.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.
TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:

1
To approve the Plan of Reorganization and Termination, adopted by the Board of Trustees of the First Investors Tax Exempt Funds (the “Trust”), to reorganize the First Investors Connecticut Tax Exempt Fund, a series of the Trust, into the First Investors Tax Exempt Opportunities Fund, another series of the Trust.
	O	O	O

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

First Investors Massachusetts Tax Exempt Fund
a series of First Investors Tax Exempt Funds
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned Shareholder(s) of First Investors Massachusetts Tax Exempt Fund, a series of First Investors Tax Exempt Funds (“Trust”), hereby appoint(s) E. Blake Moore Jr., Joseph Benedek, Marc Milgram, Carol Lerner Brown, and Mark Spencer (with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the First Investors Connecticut Tax Exempt Fund, First Investors Massachusetts Tax Exempt Fund,  First Investors Michigan Tax Exempt Fund, First Investors Minnesota Tax Exempt Fund, First Investors North Carolina Tax Exempt Fund, First Investors Ohio Tax Exempt Fund, First Investors Pennsylvania Tax Exempt Fund, and First Investors Virginia Tax Exempt Fund, to be held on Friday, November 30, 2018 at 9 a.m., Eastern Time, at the Trust’s office, located at 40 Wall Street, New York, New York 10005, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the First Investors Massachusetts Tax Exempt Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 30, 2018: The Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus are available at: https://www.proxyonline.com/docs/FirstInvestorsTaxExempt.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-7180. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

First Investors Massachusetts Tax Exempt Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that this proxy card accompanies.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.
TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:

1
To approve the Plan of Reorganization and Termination, adopted by the Board of Trustees of the First Investors Tax Exempt Funds (the “Trust”), to reorganize the First Investors Massachusetts Tax Exempt Fund, a series of the Trust, into the First Investors Tax Exempt Opportunities Fund, another series of the Trust.
	O	O	O

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

First Investors Michigan Tax Exempt Fund
a series of First Investors Tax Exempt Funds
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned Shareholder(s) of First Investors Michigan Tax Exempt Fund, a series of First Investors Tax Exempt Funds (“Trust”), hereby appoint(s) E. Blake Moore Jr., Joseph Benedek, Marc Milgram, Carol Lerner Brown, and Mark Spencer (with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the First Investors Connecticut Tax Exempt Fund, First Investors Massachusetts Tax Exempt Fund,  First Investors Michigan Tax Exempt Fund, First Investors Minnesota Tax Exempt Fund, First Investors North Carolina Tax Exempt Fund, First Investors Ohio Tax Exempt Fund, First Investors Pennsylvania Tax Exempt Fund, and First Investors Virginia Tax Exempt Fund, to be held on Friday, November 30, 2018 at 9 a.m., Eastern Time, at the Trust’s office, located at 40 Wall Street, New York, New York 10005, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the First Investors Michigan Tax Exempt Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 30, 2018: The Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus are available at: https://www.proxyonline.com/docs/FirstInvestorsTaxExempt.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-7180. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

First Investors Michigan Tax Exempt Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that this proxy card accompanies.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.
TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:

1
To approve the Plan of Reorganization and Termination, adopted by the Board of Trustees of the First Investors Tax Exempt Funds (the “Trust”), to reorganize the First Investors Michigan Tax Exempt Fund, a series of the Trust, into the First Investors Tax Exempt Opportunities Fund, another series of the Trust.
	O	O	O

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

First Investors Minnesota Tax Exempt Fund
a series of First Investors Tax Exempt Funds
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned Shareholder(s) of First Investors Minnesota Tax Exempt Fund, a series of First Investors Tax Exempt Funds (“Trust”), hereby appoint(s) E. Blake Moore Jr., Joseph Benedek, Marc Milgram, Carol Lerner Brown, and Mark Spencer (with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the First Investors Connecticut Tax Exempt Fund, First Investors Massachusetts Tax Exempt Fund,  First Investors Michigan Tax Exempt Fund, First Investors Minnesota Tax Exempt Fund, First Investors North Carolina Tax Exempt Fund, First Investors Ohio Tax Exempt Fund, First Investors Pennsylvania Tax Exempt Fund, and First Investors Virginia Tax Exempt Fund, to be held on Friday, November 30, 2018 at 9 a.m., Eastern Time, at the Trust’s office, located at 40 Wall Street, New York, New York 10005, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the First Investors Minnesota Tax Exempt Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 30, 2018: The Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus are available at: https://www.proxyonline.com/docs/FirstInvestorsTaxExempt.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-7180. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

First Investors Minnesota Tax Exempt Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that this proxy card accompanies.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.
TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:

1
To approve the Plan of Reorganization and Termination, adopted by the Board of Trustees of the First Investors Tax Exempt Funds (the “Trust”), to reorganize the First Investors Minnesota Tax Exempt Fund, a series of the Trust, into the First Investors Tax Exempt Opportunities Fund, another series of the Trust.
	O	O	O

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

First Investors North Carolina Tax Exempt Fund
a series of First Investors Tax Exempt Funds
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned Shareholder(s) of First Investors North Carolina Tax Exempt Fund, a series of First Investors Tax Exempt Funds (“Trust”), hereby appoint(s) E. Blake Moore Jr., Joseph Benedek, Marc Milgram, Carol Lerner Brown, and Mark Spencer (with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the First Investors Connecticut Tax Exempt Fund, First Investors Massachusetts Tax Exempt Fund,  First Investors Michigan Tax Exempt Fund, First Investors Minnesota Tax Exempt Fund, First Investors North Carolina Tax Exempt Fund, First Investors Ohio Tax Exempt Fund, First Investors Pennsylvania Tax Exempt Fund, and First Investors Virginia Tax Exempt Fund, to be held on Friday, November 30, 2018 at 9 a.m., Eastern Time, at the Trust’s office, located at 40 Wall Street, New York, New York 10005, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the First Investors North Carolina Tax Exempt Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 30, 2018: The Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus are available at: https://www.proxyonline.com/docs/FirstInvestorsTaxExempt.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-7180. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

First Investors North Carolina Tax Exempt Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that this proxy card accompanies.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.
TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:

1
To approve the Plan of Reorganization and Termination, adopted by the Board of Trustees of the First Investors Tax Exempt Funds (the “Trust”), to reorganize the First Investors North Carolina Tax Exempt Fund, a series of the Trust, into the First Investors Tax Exempt Opportunities Fund, another series of the Trust.
	O	O	O

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

First Investors Ohio Tax Exempt Fund
a series of First Investors Tax Exempt Funds
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned Shareholder(s) of First Investors Ohio Tax Exempt Fund, a series of First Investors Tax Exempt Funds (“Trust”), hereby appoint(s) E. Blake Moore Jr., Joseph Benedek, Marc Milgram, Carol Lerner Brown, and Mark Spencer (with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the First Investors Connecticut Tax Exempt Fund, First Investors Massachusetts Tax Exempt Fund,  First Investors Michigan Tax Exempt Fund, First Investors Minnesota Tax Exempt Fund, First Investors North Carolina Tax Exempt Fund, First Investors Ohio Tax Exempt Fund, First Investors Pennsylvania Tax Exempt Fund, and First Investors Virginia Tax Exempt Fund, to be held on Friday, November 30, 2018 at 9 a.m., Eastern Time, at the Trust’s office, located at 40 Wall Street, New York, New York 10005, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the First Investors Ohio Tax Exempt Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 30, 2018: The Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus are available at: https://www.proxyonline.com/docs/FirstInvestorsTaxExempt.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-7180. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

First Investors Ohio Tax Exempt Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that this proxy card accompanies.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.
TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:

1
To approve the Plan of Reorganization and Termination, adopted by the Board of Trustees of the First Investors Tax Exempt Funds (the “Trust”), to reorganize the First Investors Ohio Tax Exempt Fund, a series of the Trust, into the First Investors Tax Exempt Opportunities Fund, another series of the Trust.
	O	O	O

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

First Investors Pennsylvania Tax Exempt Fund
a series of First Investors Tax Exempt Funds
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned Shareholder(s) of First Investors Pennsylvania Tax Exempt Fund, a series of First Investors Tax Exempt Funds (“Trust”), hereby appoint(s) E. Blake Moore Jr., Joseph Benedek, Marc Milgram, Carol Lerner Brown, and Mark Spencer (with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the First Investors Connecticut Tax Exempt Fund, First Investors Massachusetts Tax Exempt Fund,  First Investors Michigan Tax Exempt Fund, First Investors Minnesota Tax Exempt Fund, First Investors North Carolina Tax Exempt Fund, First Investors Ohio Tax Exempt Fund, First Investors Pennsylvania Tax Exempt Fund, and First Investors Virginia Tax Exempt Fund, to be held on Friday, November 30, 2018 at 9 a.m., Eastern Time, at the Trust’s office, located at 40 Wall Street, New York, New York 10005, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the First Investors Pennsylvania Tax Exempt Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 30, 2018: The Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus are available at: https://www.proxyonline.com/docs/FirstInvestorsTaxExempt.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-7180. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

First Investors Pennsylvania Tax Exempt Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that this proxy card accompanies.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.
TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:

1
To approve the Plan of Reorganization and Termination, adopted by the Board of Trustees of the First Investors Tax Exempt Funds (the “Trust”), to reorganize the First Investors Pennsylvania Tax Exempt Fund, a series of the Trust, into the First Investors Tax Exempt Opportunities Fund, another series of the Trust.
	O	O	O

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

First Investors Virginia Tax Exempt Fund
a series of First Investors Tax Exempt Funds
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned Shareholder(s) of First Investors Virginia Tax Exempt Fund, a series of First Investors Tax Exempt Funds (“Trust”), hereby appoint(s) E. Blake Moore Jr., Joseph Benedek, Marc Milgram, Carol Lerner Brown, and Mark Spencer (with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the First Investors Connecticut Tax Exempt Fund, First Investors Massachusetts Tax Exempt Fund,  First Investors Michigan Tax Exempt Fund, First Investors Minnesota Tax Exempt Fund, First Investors North Carolina Tax Exempt Fund, First Investors Ohio Tax Exempt Fund, First Investors Pennsylvania Tax Exempt Fund, and First Investors Virginia Tax Exempt Fund, to be held on Friday, November 30, 2018 at 9 a.m., Eastern Time, at the Trust’s office, located at 40 Wall Street, New York, New York 10005, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the First Investors Virginia Tax Exempt Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 30, 2018: The Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus are available at: https://www.proxyonline.com/docs/FirstInvestorsTaxExempt.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-7180. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

First Investors Virginia Tax Exempt Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that this proxy card accompanies.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.
TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:

1
To approve the Plan of Reorganization and Termination, adopted by the Board of Trustees of the First Investors Tax Exempt Funds (the “Trust”), to reorganize the First Investors Virginia Tax Exempt Fund, a series of the Trust, into the First Investors Tax Exempt Opportunities Fund, another series of the Trust.
	O	O	O

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THANK YOU FOR YOUR CONSIDERATION AND VOTING